Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 1 to the Annual Report of Consumer Capital Group, Inc. on Form 10-K/A for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jianmin Gao, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 13, 2013	By:	/s/ Jianmin Gao
Jianmin Gao
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Accounting Officer)